Trade Accounts Receivable (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Trade Accounts Receivable
Gross trade accounts receivable	$ 477	$ 395	$ 436
Trade accounts receivable from TCEH	(123)	(55)	(131)
Allowance for uncollectible accounts	(2)	(2)	(2)
Trade accounts receivable from nonaffiliates - net	$ 352	$ 338	$ 303